Exhibit 99.3

                           EXCLUSIVE SUPPLY AGREEMENT

     THIS EXCLUSIVE SUPPLY AGREEMENT is made and entered into this 19th day of January, 2005 to be effective as of January 1, 2005 by and between CIRTRAN CORPORATION, a Nevada corporation ("CTC") and the Emson division of E. MISHAN & SONS, INC., a New York corporation ("Client").

                                    RECITALS

         A. CTC has obtained the rights to manufacture a small appliance including an electric rotary grill and a sectional grill to cook hot dogs, buns, hamburgers, vegetables, shrimp and other food (the "Product"). The Product is sold by Client under the name "Hot Dog Express(TM)".

         B. Client desires to purchase wholesale quantities of the Product from CTC, and CTC is willing to sell Product to Client, subject to the terms and conditions set forth herein. Under certain conditions described herein, CTC is willing to agree that it will not sell Product to third parties as long as Client satisfies certain minimum purchase obligations.

         NOW THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, the parties agree as follows:

         1. Purchase Plans, Procedure. CTC has entered into this Agreement with the understanding that Client intends to purchase at least XXXXXX units of the Product during the twelve month initial term, although Client has not committed to such purchase volume. CTC's material costs are lower if CTC can order materials in large lots capable of producing XXXXXX or more units of the Product. CTC is willing to share its cost savings with Client, but only if Client is committed to purchase at least XXXXXX units. Therefore this Agreement describes two pricing and delivery plans, one plan where Client commits to purchase a large lot, with deliveries to occur as requested over a reasonable time, in exchange for a discounted effective price ("Plan A") and a second plan where Client purchases smaller lots at an undiscounted price ("Plan B").

         (a) Plan A. Execution of this Agreement will act as Client's initial blanket purchase order for XXXXXX units of the Product pursuant to Plan A on the terms and condition set forth herein. In order to obtain the benefit of Plan A, Client will from time to time issue addition blanket purchase orders for at least XXXXXX units of Product. Delivery of the Product ordered on a Plan A purchase order will occur pursuant to Client's release orders as described herein. In the event that Client has not scheduled delivery of all units specified in a Plan A blanket purchase order prior to termination of this Agreement, CTC shall treat this Agreement as Client's authorization to manufacture, ship and invoice Client for

                                                   1

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

         the difference between actual orders and the purchase commitment in such blanket purchase order (based on the U.S. model pricing).

         (b) Plan B. Client may from time to time purchase quantities of Product less than XXXXXX units without making any further purchase commitment by issuing a purchase order/release order under Plan B on the terms and conditions set forth herein. Delivery of the Product will occur as soon as practicable after receipt of the Plan B release order unless otherwise specified therein.

         (c) Release orders. Client may use its standard purchase order form to issue a Plan A blanket purchase order, a Plan B purchase order or to schedule specific delivery dates under Plan A, to accelerate deliveries described in the forecast, to specify delivery addresses or other notices provided for hereunder (any of such documents referred to as a "release order"). The parties agree, however, that the standard purchase order forms shall only be used for the purposes described in the previous sentence, and any terms in the purchase order form or other documentation sent by Client to CTC which are in addition to or inconsistent with this Agreement are expressly rejected and shall not form part of the contract between CTC and Client. Any delivery dates specified in a release order shall be an estimate only and CTC will not be responsible for early or late shipments. If CTC reasonably concludes that a delivery date specified in a release order cannot be met, it will so notify Client within five working days of receipt of such order and propose alternate delivery dates. Such release order will be deemed rejected if Client does not promptly accept an alternative date.

         2. Client Exclusivity. During the term of this Agreement, Client agrees that it will purchase from CTC 100% of the world-wide requirements of Client and its subsidiaries and affiliates for the Product and any other product substantially similar to the Product (i.e. a portable electric cooking appliance that can use rollers to cook or turn food) ("Similar Product"). Accordingly, Client will not purchase, manufacture, or cause any third party to manufacture, any Product during the term of this Agreement or at any time thereafter, except from CTC. Client will not purchase, manufacture, or cause any third party to manufacture, any Similar Product during the term of this Agreement, except from CTC.

         3. CTC Exclusivity. During the initial 12 month term of this Agreement, CTC agrees that it will sell the Product exclusively to Client, world-wide. If Client purchases less than XXXXXX units during the initial term, CTC will not be obligated to consider renewing the Agreement or granting exclusivity during any renewal term.

         4. Delivery. All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment, marked for shipment to Client's destination as specified in the applicable purchase order and delivered to a carrier or forwarding agent. Shipment will be F.O.B. CTC's or its subcontractor's manufacturing plant in Asia ("F.O.B. Factory"). All freight, insurance and other shipping expenses from the F.O.B. point will be paid by Client.

                                        2

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

         5. Forecast, Scheduling Meeting. Client will use reasonable efforts to keep CTC informed of Client's forecast of demand for the Product for the remaining term of this Agreement and any renewal terms. CTC and Client shall use reasonable efforts for their representatives to meet, in person or by conference call, at least once per month to discuss the forecast, Client's release order and other scheduling matters. This provision is for the mutual benefit of the parties and failure of a party to participate in the meetings will not constitute a breach of this Agreement.

         6. Pricing.

         (a) The base price to Client of the Product shall be USD $ XXXXXX per unit F.O.B. Factory for the U.S. model and USD $ XXXXXX per unit F.O.B. Factory for the European model. This pricing is for the initial 12 month term only.

         (b) Plan A purchases shall be at the base price, less a discount USD $ XXXXXX per unit.

         (c) Plan B purchases shall be at the base price. However, if Client purchases 50,000 units or more on Plan B during a consecutive three month period, Client will receive a discount of $ XXXXXX per unit purchased on Plan B during such three month period, a payable in the form of a credit memo. Each Plan B purchase shall be entitled to no more than one such discount and Plan B purchases on which a discount is payable cannot be used to satisfy the volume requirements for a subsequent three month period. CTC will issue the credit memo as soon as practicable following the end of a three month period in which a discount becomes payable. The credit memo may be used to purchase additional units of Product, but is not payable in cash. If a credit memo is issuable with respect to the final order prior to termination of this Agreement, Client will be deemed to have placed an additional order for the maximum number of units purchasable with the credit memo, based on Client's most recent mix of U.S. and European models. 7. Payment Terms. Client will pay for the Product as follows:

         (a) One half of the cost of the Product (exclusive of shipping) is due and payable by wire transfer of immediately available U.S. funds to an account specified by CTC on the date Client places the release order with CTC. CTC will not commence work on a release order until such payment is received. CTC will invoice Client for the remaining balance when the Product has been shipped from the Asian factory. The invoice for the remaining balance will be due and payable (i) in the case of the U.S. model of the Product, upon arrival of the shipment in the U.S. port (or loss in transit if applicable), or (ii) in the case of a non-U.S. model of the Product, upon shipment. Invoices not paid when due shall bear interest at 1.5% per month, or the maximum legal interest rate, whichever is lower, until paid.


                                        3

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

         (b) Alternatively, for release orders for more than USD$500,000 of Product, at Client's option Client may provide CTC at the time of the release order with a letter of credit drawn on and payable by a United States bank or a foreign bank acceptable to CTC for the full purchase price, payable upon shipment. The letter of credit must be in form and substance satisfactory to CTC in its sole judgment.

         8. Intellectual Property.

         (a) CTC acknowledges that Client claims the common law trademark "Hot Dog Express" and that CTC shall obtain no rights to such trademark as a result of this Agreement.

         (b) Client acknowledges and agrees that it shall obtain no rights to the intellectual property embodied in the Product (including the design thereof, patents and patent applications relating to the Product) as a result of this Agreement, other than the right to advertise and sell the Product purchased from CTC during the term of this Agreement.

         (c) CTC or its subsidiary has been granted exclusive rights to manufacture the Product and sell the Product to Client. Tseng Chung Ting has applied for a United States patent relating to the Product, application No. 10/800,800, for which U.S. Patent No. 6,838,644 has been issued (referred to herein, together with any patent issued thereunder, as the "Patent"). Tseng Chung Ting has agreed to assign the patent to CTC, and CTC will use its best efforts to complete the assignment within thirty days after execution of this Agreement.

         (d) If CTC or Client become aware of any infringement or alleged infringement of the Patent, that party shall immediately notify the other in writing of the name and address of the alleged infringer, the alleged acts of infringement, and any available evidence of infringement. CTC shall take such action with respect to the alleged infringement as CTC determines is reasonable, including commencement of legal action against the alleged infringer. If CTC determines that it is not reasonable for it to pursue the infringement, it shall so notify Client, in which event Client shall have the right to pursue claims against the alleged infringer. In the event Client elects to pursue the alleged infringer, any and all expenses incurred in connection with such legal proceedings shall be borne solely by Client, who shall retain for itself any and all monies or other benefits derived from such legal proceedings.

         9. Term, Renewal, Termination.

         (a) This Agreement shall be for an initial term commencing as of January 1, 2005 and ending twelve months after Underwriters Laboratories certification has been granted for the Product (the "Initial Term").


                                        4

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

         (b) If Client has purchased at least 150,000 units during the Initial Term, Client and CTC agree to renew this Agreement for a renewal term of one year on similar terms, but for a Product quantity of 250,000 units, assuming that the costs of labor and materials have not increased. Any Product purchased during the Initial Term in excess of 250,000 units will count towards the first renewal term commitment. Similarly, if Client has purchased at least 250,000 units during the first renewal term, Client and CTC agree to negotiate in good faith to renew this Agreement for a second renewal term of one year on similar terms, but for a Product quantity of 250,000 units. Any Product purchased during the first renewal term in excess of 300,000 units will count towards the second renewal term commitment. CTC will issue a new price quote for the Product during each renewal term based on then current labor and materials costs. The parties will commence negotiations for a renewal of the Agreement 45 days prior to expiration of the Initial Term or the then current renewal term.

         (c) This Agreement may be terminated by either party:
                  (i) if the other party defaults in any payment to the terminating party and such default continues without a cure for a period of 20 days after the delivery of written notice thereof by the terminating party to the other party; (ii) if the other party defaults in the performance of any material term or condition of this Agreement other than the payment of money and such default continues unremedied for a period of 30 days after the delivery of written notice thereof by the terminating party to the other party.

         10. Obligations on Termination. Termination of this Agreement for any reason shall not affect the obligations of either party that exist as of the date of termination.

         11. Product Warranty. If Client believes any Product was defective at the time of shipment, it may request an RMA number from CTC. CTC will instruct Client where to return the allegedly defective Product if the RMA request is within six months after the date of original shipment. If CTC determines that the Product was defective it will issue Client a credit memo for a replacement Product. All shipping costs will be borne by Client if defects can not be verified by CTC. The Products will be covered by the standard warranty of CTC's subcontractor. EXCEPT AS EXPRESSLY PROVIDED HEREIN, CTC DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND SATISFACTORY QUALITY.

         12. Product Liability. CTC agrees that, if notified promptly in writing and given sole control of the defense and all related settlement negotiations, it will defend Client from any claim or action and will hold Client harmless from any third party loss, damage, or injury, including death, which arises from any alleged design or workmanship defect of any Products. CTC will list Client as an additional insured on CTC product liability and blanket insurance policies. CTC's indemnification obligation contained

                                                   5

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

herein, shall remain in full force and effect until the date one (1) year after the shipment of each applicable product.

13. Limitation on Liability. EXCEPT FOR THE EXPRESS WARRANTIES CREATED UNDER THIS AGREEMENT AND EXCEPT AS SET FORTH OTHERWISE IN THIS AGREEMENT, IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE, AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

14. Assignment. This Agreement shall be binding upon the parties and their respective successors and assigns, provided that neither party may assign this agreement without the written consent of the other party, and provided further that either party may assign this Agreement to a party that succeeds to all or substantially all such party's business or assets relating to this Agreement, whether by sale, merger, operation of law or otherwise. Consent to assignment shall not be unreasonably withheld, provided that the consenting party may require evidence to its reasonable satisfaction that the proposed assignee will be able to perform the obligations of the proposed assignor.

15. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by document, overnight delivery service or, to the extent receipt is confirmed, telecopied to the appropriate address or number set forth below.

Notice to CTC shall be addressed to:

         CirTran Corporation
         4125 South 6000 West
         West Valley City, Utah 84128
         Attention: Iehab Hawatmeh
         Fax: 801-963-5180

Notices to Client shall be addressed to:

         E. Mishan & Sons, Inc.
         Emson Division
         230 Fifth Ave,
         NY, NY 10001
         (212) 213-1518             Fax
         Att: Eddie Mishan

                                        6

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

or at such other address and to the attention of such other person as either party may designate by written notice to the other.

         16. Governing Law, Dispute Resolution. This agreement shall be governed by and construed by the laws of the State of Utah, disregarding the conflicts of laws provisions thereof. Any claim, dispute or controversy arising out of, or relating to any section of this Agreement or the making, performance, or interpretation of the rights and obligations explicitly set forth in this Agreement shall, upon the election by written notice of either party, be settled on an expedited basis by binding arbitration in Salt Lake City, Utah before a single arbitrator mutually agreeable to the parties, or if no agreement is reached, before a single arbitrator from the American Arbitration Association selected in accordance with its rules then in effect, which arbitration shall be conducted in accordance with such rules, and judgment on the arbitration award may be entered in any court having jurisdiction over the subject matter of controversy.

         17. Attorneys' Fees. In the event of any litigation concerning any controversy, claim or dispute among the parties hereto, arising out of or relating to this Agreement or the breach hereof, or the interpretation hereof, the prevailing party shall be entitled to recover from the losing party reasonable expenses, attorneys' fees, and costs incurred therein or in the enforcement or collection of any judgment or award rendered therein.

         18. Amendment and Waiver. Except as otherwise expressly provided herein, any provision of this Agreement may be amended only with the written consent of the parties. No term or provision of this Agreement shall be deemed waived unless such waiver shall be in writing and signed by the party making such waiver. Any waiver of a particular breach of this Agreement shall not constitute a waiver of any other breach, nor shall any waiver be deemed a continuing waiver unless it so states expressly.

         19. Entire Agreement; Severability. This Agreement supersedes all proposals, oral or written, all negotiations, conversations or discussions between or among parties relating to the subject matter of this Agreement and all past dealing or industry custom. If any provision of this Agreement is held to be illegal or unenforceable, that provision shall be limited or eliminated to the minimum necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

         20. Survival of Obligations. The obligations of confidentiality and exclusivity arising under this Agreement are intended to survive any termination of this Agreement.



                                        7

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                             CIRTRAN CORPORATION



                                             By: /s/
                                                    Iehab Hawatmeh, President

                                            E. MISHAN & SONS, INC.



                                             By:  /s/
                                                    Name:
                                                    Title:



                                        8

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.

The undersigned owner of the Patent described in Paragraph 8(c) (U.S. Patent 6,838,644) acknowledges that she has agreed to assign the Patent to CTC as described therein.

Witness: ___________________________             ____________________________
            Charles Ho                            Tseng Chung Ting


                                        9

Information redacted pursuant to a Request for Confidential Treatment filed with the U.S. Securities and Exchange Commission.